EXHIBIT 99.1

GEE Group Board Member George Bajalia Joins the Company as President

Executive with Significant Large Scale Staffing Industry Experience Adds Depth to Management

NAPERVILLE, IL / ACCESSWIRE/ April 6, 2017/ GEE Group Inc. (NYSE MKT: JOB) ("the Company" or "GEE") a provider of professional staffing services and solutions today announced that George Bajalia, an outside member of the GEE Board of Directors since January 2015, has joined the Company as its President. He will continue to serve on the GEE Board but not as an independent director.

In-Depth Staffing Industry Expertise

From 1998 to 2001 Mr. Bajalia served in various capacities including President, Chief Executive Officer and Chief Operating Officer of the professional services division of MPS Group, Inc. (“MPS”), a publicly traded multi-billion-dollar Fortune 1000 global staffing and human resources solutions company listed on the New York Stock Exchange (NYSE). This MPS division had offices throughout the United States and the United Kingdom, and over $650 million in revenue and $80 million in pretax profits. Bajalia's achievements with MPS included the integration of five specialty business units, which led to increased organic revenue growth of $200 million and pretax profits of $40 million within two years. He also served on the Board of Directors of MPS.

Experienced and Results-Oriented Business Leader

George Bajalia has over 30 years of business experience, with operational, management and financial expertise in many industries including the staffing industry. Since 2001, he has provided consulting, advisory and management services to executive management, boards, business owners and private equity firms. He has assisted them with implementing their growth and working capital strategies, turnarounds, recapitalizations and strategic objectives.

Bajalia started his career as a certified public accountant (CPA) at Peat Marwick (now “KPMG”) in 1980 upon graduation with a degree in accounting from Florida State University (“FSU”). From 1984 to 1991, George worked in all areas of finance and as a portfolio company manager for an investment holding company based in Florida. In 1991 he became the chief financial officer (CFO) of one of the public company portfolio investments. The company was a leading multi-state distributor of building materials and manufacturer of building components in the US with approximately $1 billion in revenue. During his tenure there, Mr. Bajalia led the development and implementation of a turnaround and strategic business plan and a $300 million recapitalization including a public stock and bond offering. Mr. Bajalia's leadership and communication skills have earned him the reputation as a results-oriented manager.

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Management Comments

In reference to Mr. Bajalia's appointment, Derek Dewan, Chairman and Chief Executive Officer (CEO) of GEE, said, "Mr. Bajalia brings a wealth of knowledge to our organization. His experience as an executive in the professional staffing services sector and in managing the operations of a large scale organization such as GEE as combined with our recently announced acquisition of SNI Companies will be most valuable to our Company. George will assist us in the management of our vast network of offices and help propel the growth of our organization, including expanding our service offerings and our geographic footprint." Dewan further commented, "George's knowledge of our industry and business operations and the added benefit of his experience with mergers and acquisitions will allow us to move swiftly and diligently as we execute both our internal and external growth strategy."

George Bajalia commented on his new role as the Company’s President stating, “I look forward to working with the GEE and SNI teams to help them dominate their markets, further develop and empower account managers and recruiters to fuel organic growth including the expansion of our specialty branded staffing services and solutions in the legal, accounting/finance and technology sectors. We will continue to complement our existing footprint nationally with de novo office openings and through strategic acquisitions. Also, I have had the privilege of meeting with and working with the outstanding GEE management team and employees over the past 2 plus years as a member of the board and coupled with the talented managers and employees of SNI we are well positioned for the explosive growth we expect to occur.”

Bajalia added, “Throughout the acquisition process, I was fortunate to meet with many members of the SNI leadership team. I was most impressed with their extensive experience and vast knowledge of the staffing industry. Our combined Company of almost $200 million in pro forma revenue delivered from our collective network of over 50 offices, and enhanced operating platform, coupled with our strengthened management team, allows us to provide outstanding client service and rapidly increase revenue and profitability.”

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information, and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.
Andrew J. Norstrud
813.803.8275
invest@genp.com

SOURCE: GEE Group Inc.

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